EMPOWER FUNDS, INC.
Empower Bond Index Fund
Institutional Class Ticker: MXCOX
Investor Class Ticker: MXBIX
(the “Fund”)
Supplement dated January 2, 2024, to the Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated April 28, 2023, as supplemented
At meetings held on October 5-6, 2023, the Board of Directors of Empower Funds, Inc. (“Empower Funds”), including a majority of its directors who are not “interested persons” of Empower Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved the addition of a breakpoint to the Fund’s management fees effective October 10, 2023.
The following changes are made to the Prospectus and SAI as applicable:
Under the “Management and Organization” header of the Prospectus, the first sentence in the “Advisory Fees” section is hereby deleted in its entirety and replaced with the following:
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.13% of the Fund’s average daily net assets up to $3 billion dollars and 0.09% of the Fund’s average daily net assets over $3 billion.
Under the “Investment Advisory and Other Services” header in the “Management Fees” section of the SAI, the Fund’s management fee disclosed in the table is hereby deleted in its entirety and replaced with the following:
Fund	Management Fee
Empower Bond Index Fund	0.13% of the average daily net assets on assets up to $3 billion; and 0.09% of the average daily net assets on assets over $3 billion

This Supplement must be accompanied by or read in conjunction with the current Prospectus and SAI for the Fund, each dated April 28, 2023, as supplemented.
Please keep this Supplement for future reference.